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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 17, 2000
                        (Date of earliest event reported)

                        INTERNATIONAL REALTY GROUP, INC.
             (Exact Name of Registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

          0-20180                                        62-1277260
  (Commission File Number)                    (IRS Employer Identification No.)

  Av. Constituyentes 647  Mexico, D.F.                                 11810
(Address of principal executive offices)                             (Zip code)

                                011-52-5277-9211
              (Registrant's telephone number, including area code)



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Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On October 17, 2000, International Realty Group, Inc., a Delaware corporation (the "Company"), acquired from Qualton Group Corporation, a Marshall Islands corporation, 100% of the issued and outstanding shares of capital stock of Qualton Hotels & Resorts Corporation, a Marshall Islands corporation and wholly-owned subsidiary of Qualton Group Corporation. Pursuant to the acquisition, the Company issued to Qualton Group Corporation One Hundred Sixty-Three Million Five Hundred Forty Thousand (163,540,000) shares of the Company's Common Stock, $0.001 par value per share. Qualton Hotels & Resorts Corporation, through its subsidiary Hotelera Qualton, S.A. de C.V., operates hotel properties in the cities of Ixtapa, Acapulco and Puerto Vallarta.

         Additional information regarding the acquisition may be found in the Company's Form 8-K that the Company filed with the Securities and Exchange Commission on September 8, 2000, which is incorporated herein by reference.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

         In accordance with Item 7(a)(4) of Form 8-K, the Company will file financial statements required by this item on a report on Form 8-K/A as soon as is practicable, but in no event later than 60 days after the date the Company is required to file this Form 8-K.

         (b) Pro Forma Financial Information.

         In accordance with Item 7(a)(4) of Form 8-K, the Company will file pro forma financial information required by this item on a report on Form 8-K/A as soon as is practicable, but in no event later than 60 days after the date the Company is required to file this Form 8-K.

         (c) Exhibits.

         The following exhibits are filed herewith or incorporated by reference as part of this report:


             Exhibit No.           Document Description

             2.1* Stock Purchase Agreement, dated as of September 1, 2000, by and among: (i) International Realty Group, Inc., a Delaware corporation; (ii) Qualton Group


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                                   Corporation, a Marshall Islands corporation;
                                   (iii) Qualton Hotels & Resorts Corporation, a Marshall Islands corporation; and (iv) each of the subsidiaries of Qualton Hotels & Resorts Corporation.

         * Filed as an exhibit to the Company's Form 8-K that was filed with the Securities and Exchange Commission on September 8, 2000, which report is incorporated herein by reference.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant ha9s duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERNATIONAL REALTY GROUP, INC.


Date: October 18, 2000                 By: /s/ Jaime Serra
                                           ------------------------------------
                                           Jaime Serra, Chief Financial Officer






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